Exhibit 99.2

 FORM OF CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                               (DONALD E. BRANDT)

     I, Donald E. Brandt, Senior Vice President and Chief Financial Officer, of Pinnacle West Capital Corporation ("Pinnacle West"), certify, to the best of my knowledge, that: (a) the attached Annual Report on Form 10-K of Pinnacle West for the fiscal year ended December 31, 2002 (the "December 2002 Form 10-K") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (b) the information contained in the December 2002 Form 10-K Report fairly presents, in all material respects, the financial condition and results of operations of Pinnacle West.


                                        Donald E. Brandt
                                        ----------------------------------------
                                        Donald E. Brandt
                                        Senior Vice President and
                                        Chief Financial Officer

                                        Date: March 31, 2003